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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption Experts and to the use of our reports dated June 10, 1996, in the Amendment No. 1 to Registration Statement (Form S-1) and related Prospectus (333-16307 and 333-16307-01) of Vanstar Corporation and Vanstar Financing Trust dated January 10, 1997.


                                          /s/ Ernst & Young LLP

San Jose, California

January 10, 1997